AB CAP FUND, INC.

-AB FlexFeeTM US Thematic Portfolio

Supplement dated May 6, 2021 to the Prospectus and Summary Prospectus dated April 30, 2021 (the “Prospectuses”) of AB FlexFee US Thematic Portfolio (the “Fund”), offering Advisor Class shares.

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Notice of Proposal to Amend the Investment Advisory Agreement to Eliminate the Current Performance (Fulcrum) Fee Arrangement

At a meeting held on May 3-5, 2021, the Board of Directors of the Fund (the “Board”) approved a proposal (the “Proposal”) to amend the investment advisory agreement (the “Agreement”) of the Fund to implement an advisory fee with breakpoints at specific asset levels (based on the Fund’s average net assets) and eliminate the current performance-based, or “fulcrum,” advisory fee.

A special meeting of the shareholders of the Fund to be held in a virtual meeting format has been scheduled for August 5, 2021 to seek approval of the Proposal. If the Proposal is approved on August 5, 2021, the new advisory fee would be effective on or about August 23, 2021 (or, if the Proposal is approved on a later date, approximately two to four weeks after such approval). Further information about the Proposal will appear in a proxy statement to be mailed to the Fund’s shareholders.

Proposed Amendment to the Investment Advisory Fee

Under the Agreement, the Adviser receives an investment advisory fee, which consists of a base fee (fulcrum fee) and a performance adjustment. The Fund’s fulcrum fee increases or decreases up to 0.50% from a mid-point or fulcrum fee of 0.55% of the Fund’s average daily net assets, resulting in a maximum advisory fee of 1.05% and a minimum advisory fee of 0.05%. A positive performance adjustment is earned when the Fund’s performance exceeds that of the S&P 500 Index plus 1.40%.

Under the amended Agreement, the Fund would pay the Adviser an investment advisory fee at the annual rate of 0.55% of the Fund’s average daily net assets up to $2.5 billion, 0.50% of average daily net assets in excess of $2.5 billion up to $5 billion, and 0.45% of average daily net assets in excess of $5 billion.

Important Notice Regarding Change in Investment Policy

The Fund’s current 80% investment policy, which requires the Fund to invest at least 80% of its net assets in equity securities of U.S. companies and related derivatives, will be revised to also reflect the Fund’s investment in securities that meet the Fund’s sustainability criteria. Effective on or about August 23, 2021 (or, if the Proposal is approved after August 5, 2021, effective approximately two to four weeks after such approval), the revised 80% investment policy will be as follows:

Under normal conditions, the Fund invests at least 80% of its net assets in equity securities of U.S. companies that satisfy the Fund’s sustainability criteria and related derivatives.

Additional Recommendations for the Fund Considered and Approved by the Board

The Adviser also recommended and the Board approved certain additional changes to the Fund that do not require shareholder approval, including: (1) a change in the Fund’s name to “AB Sustainable US Thematic Portfolio”; and (2) changes to the Fund’s principal investment strategies to clarify that the investment themes in accordance with which the Fund invests are generally sustainable investment themes that are broadly consistent with achieving the United Nations Sustainable Development Goals. If the Proposal is not approved by shareholders, the Fund will be renamed AB FlexFee Sustainable US Thematic Portfolio.

The changes to the Fund’s 80% investment policy and principal investment strategies will be implemented irrespective of shareholder approval of the Proposal.

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This Supplement should be read in conjunction with the Prospectuses for the Fund.

You should retain this Supplement with your Prospectus(es) for future reference.

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